Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Performance Food Group Company (the “Company”) on Form 10-Q for the fiscal quarter ended September 26, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, H. Patrick Hatcher, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2026

/s/ H. Patrick Hatcher
H. Patrick Hatcher
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)